The Saratoga Advantage Trust

JAMES ALPHA GLOBAL ENHANCED REAL RETURN PORTFOLIO

Supplement dated April 24, 2012 to the Prospectus Dated December 30, 2011

of the James Alpha Global Enhanced Real Return Portfolio (the “Prospectus”)

Reference is made to the section entitled “MANAGEMENT OF THE PORTFOLIO, THE MANAGER” located on page 18 of the Prospectus.  Please note the address of Armored Wolf, LLC in the first sentence in this section is changed to read:

18111 Von Karman Avenue, Suite 525, Irvine, California 92612

This Supplement updates and supersedes any contrary information contained in the Prospectus.

Please retain this supplement for future reference.